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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 6, 2001
                                                        -----------------


                               ZANY BRAINY, INC.
                               -----------------
                (Exact Name of Registrant Specified in Charter)

       Pennsylvania                  0-26185                  23-2663337
      --------------                ----------                ----------
      (State or Other            (Commission File          (I.R.S. Employer
      Jurisdiction of                Number)              Identification No.)
      Incorporation)



           2520 Renaissance Boulevard
          King of Prussia, Pennsylvania                        19406
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       (Address of Principal Executive Offices)               (Zip Code)



       Registrant's telephone number, including area code: (610) 278-7800
                                                           --------------


                                Not Applicable
       ----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.        Other Events.

         On September 6, 2001, we completed the sale of substantially all of our assets to a subsidiary of The Right Start, Inc ("Right Start"). Pursuant to the terms of the transaction, Right Start acquired substantially all of the operating assets in 187 of our retail stores for consideration of approximately $100 million.

         Our shareholders will not receive any distribution in connection with this sale.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ZANY BRAINY, INC.


Date:   September 11, 2001                    By:/s/ John V. Reilly
      ---------------------                     --------------------------
                                                  John V. Reilly
                                                  President

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